UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                 Date of Earliest Event Reported: April 20, 2004

                         Date of Report: April 22, 2004


                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                                Ferrellgas, L.P.
                            Ferrellgas Finance Corp.
           ----------------------------------------------------------
           (Exact name of registrants as specified in their charters)




    Delaware                  001-11331                  43-1698480
    Delaware                  333-06693                  43-1742520
    Delaware                  000-50182                  43-1698481
    Delaware                  000-50183                  14-1866671
----------------          -----------------           ----------------
(States or other           Commission file            (I.R.S. Employer
jurisdictions of               numbers              Identification Nos.)
incorporation or
 organization)




                   One Liberty Plaza, Liberty, Missouri 64068
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Merger and Contribution of Blue Rhino

     On April 20, 2004, FCI Trading Corp., an affiliate of Ferrellgas, Inc., our general partner, acquired all of the outstanding common stock of Blue Rhino Corporation in an all-cash merger. Pursuant to an Agreement and Plan of Merger dated February 8, 2004, a subsidiary of FCI Trading merged with and into Blue Rhino Corporation whereby the then current stockholders of Blue Rhino Corporation were granted the right to receive a payment from FCI Trading of $17.00 in cash for each share of Blue Rhino Corporation common stock outstanding on April 20, 2004. FCI Trading thereafter became the sole stockholder of Blue Rhino Corporation and immediately after the merger, FCI Trading converted Blue Rhino Corporation into a limited liability company, Blue Rhino LLC.

     Pursuant to a Contribution Agreement dated February 8, 2004, FCI Trading contributed on April 21, 2004 all of the membership interests in Blue Rhino LLC to Ferrellgas, L.P. through a series of transactions and Ferrellgas, L.P. assumed FCI Trading's obligation under the Agreement and Plan Of Merger to pay the $17.00 per share to the former stockholders of Blue Rhino Corporation together with other specific obligations. In consideration of this contribution, Ferrellgas Partners issued 195,686 common units to FCI Trading. Both we and FCI Trading have agreed to indemnify our general partner from any damages incurred by our general partner in connection with the assumption of any of the obligations described above. Also on April 21, 2004, subsequent to the contribution described above, Blue Rhino LLC merged with and into Ferrellgas, L.P.

     In addition to the payment of $17.00 per share to the former stockholders of Blue Rhino Corporation, each vested stock option and warrant that permits its holder to purchase common stock of Blue Rhino Corporation that was outstanding immediately prior to the merger was converted into the right to receive a cash payment from Blue Rhino Corporation equal to the difference between $17.00 per share and the applicable exercise price of the stock option or warrant. Unvested options and warrants not otherwise subject to automatic accelerated vesting upon a change in control vested on a pro rata basis through April 19, 2004, based on their original vesting date. The total payment to the former Blue Rhino Corporation stockholders for all common stock outstanding on April 20, 2004 and for those Blue Rhino Corporation options and warrants then outstanding was approximately $343million. A press release regarding the merger and contribution was issued by us on April 20, 2004 and is filed as Exhibit 99.2 to this Current Report and is hereby incorporated by reference into this description.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Closing of $250 Million Senior Note Offering

     On April 20, 2004 we announced that Ferrellgas Escrow LLC, a wholly-owned subsidiary of Ferrellgas, L.P., and Ferrellgas Finance Escrow Corporation, a wholly-owned indirect subsidiary of Ferrellgas, L.P., closed a private placement of $250 million of 6-3/4% senior notes due 2014. The two subsidiaries are co-obligors under the senior notes and received net proceeds of approximately $243.5 million from the private placement based on an offering price of 99.637% per note and after deducting underwriting discounts and commissions. The senior notes were issued pursuant to an indenture dated April 20, 2004. The indenture is filed as Exhibit 4.1 to this Current Report and is hereby incorporated by reference into this description. A press release regarding the closing of this private placement was issued by us and Ferrellgas, L.P. on April 20, 2004 and is filed as Exhibit 99.1 to this Current Report and is hereby incorporated by reference into this description.

     On April 21, 2004, Ferrellgas Escrow LLC was merged with and into Ferrellgas, L.P. and Ferrellgas Finance Escrow Corporation was merged with and into Ferrellgas Finance Corp., thereby making Ferrellgas, L.P. and Ferrellgas Finance Corp. the new co-obligors under the senior notes. Ferrellgas, L.P. and Ferrellgas Finance Corp. have agreed to effect an exchange offer for the senior notes pursuant to a registration rights agreement dated April 20, 2004. The registration rights agreement is filed as Exhibit 4.2 to this Current Report and is hereby incorporated by reference into this description.

 Billy D. Prim named an Executive Officer and appointed to Board of Directors

     Mr. Billy D. Prim, the former Chairman and Chief Executive Officer of Blue Rhino Corporation, entered into an employment agreement dated February 8, 2004 with Ferrell Companies, Inc. and our general partner that became effective April 20, 2004. Mr. Prim was also named to the Board of Directors of both those entities on April 20, 2004. Pursuant to the terms of Mr. Prim's employment agreement, on April 21, 2004 we paid Mr. Prim a non-compete and non-solicitation payment of $2.5 million. Mr. Prim's employment agreement is filed as Exhibit
99.6 to this Current Report and is hereby incorporated by reference into this description.

Ferrell Common Unit Purchase

     On April 21, 2004, Mr. Ferrell purchased approximately $1.8 million of common units pursuant to a Unit Purchase Agreement dated February 8, 2004 and also exercised common unit options to purchase $3.2 million of common units.

Billy D. Prim and others' Common Unit Purchases

     Mr. Prim and two other former Blue Rhino Corporation stockholders, each entered into Unit Purchase Agreements with us dated February 8, 2004, pursuant to which they purchased common units with an aggregate value of $31 million on April 21, 2004. Mr. Prim's purchase consisted of $15 million of common units. We have agreed to file a registration statement to register these common units, along with those common units issued pursuant to Mr. Prim's contribution of a piece of real property as described below, within ninety days of April 21, 2004.

Billy D. Prim Land Contribution

     On April 21, 2004, Mr. Prim contributed to us a piece of real property in Yadkin County, North Carolina previously leased to Blue Rhino Corporation in exchange for common units with an aggregate value of $3.15 million.

Amendment and Restatement of Partnership Agreement of Ferrellgas, L.P.

     On April 7, 2004, we amended and restated the partnership agreement of our operating partnership, Ferrellgas, L.P., to:

     o    incorporate prior amendments to the partnership agreement; and

     o correct a typographical error related to our general partner's percentage ownership interest in our operating partnership.

     Although previously filed as Exhibit 3.1 to the Current Report on Form 8-K dated April 15, 2004 of Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. and Ferrellgas Finance Corp., the paragraph numbering of the Third Amended and Restated Agreement of Limited Partnership of Ferrellgas L.P. dated April 7, 2004 was incorrect. We are therefore refiling this partnership agreement with the correct paragraph numbering as Exhibit 3.1 to this Current Report and it is hereby incorporated by reference into this description.


         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (a)   Financial statements of businesses acquired.

               Audited consolidated balance sheets of Blue Rhino Corporation and subsidiaries as of July 31, 2003, and 2002 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years then ended and related footnotes together with the Report of Independent Accountants of Ernst & Young LLP with respect thereto are filed as Exhibit 99.3 to this Current Report.

         (b)   Pro forma financial information.

               (i)  The  unaudited  pro  forma  condensed   combined   financial
                    statements of Ferrellgas Partners, L.P. and Blue Rhino Corporation as of January 31, 2004, for the six months ended January 31, 2004 and for the fiscal year ended July 31, 2003, are filed as Exhibit 99.4 to this Current Report.

               (ii) The  unaudited  pro  forma  condensed   combined   financial
                    statements of Ferrellgas , L.P. and Blue Rhino Corporation as of January 31, 2004, for the six months ended January 31, 2004 and for the fiscal year ended July 31, 2003, are filed as Exhibit 99.5 to this Current Report.


         (c)   Exhibits.

               The Exhibits listed in the Index to Exhibits are filed as part of this Current Report on Form 8-K.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       FERRELLGAS PARTNERS, L.P.

                                       By Ferrellgas, Inc., its general partner


Date:  April 22, 2004                  By  /s/ Kevin T. Kelly
                                          --------------------------------------
                                          Kevin T. Kelly
                                          Senior Vice President and
                                          Chief Financial Officer





                                       FERRELLGAS PARTNERS FINANCE CORP.

Date: April 22, 2004                   By  /s/ Kevin T. Kelly
                                          --------------------------------------
                                          Kevin T. Kelly
                                          Senior Vice President and
                                          Chief Financial Officer


                                       FERRELLGAS, L.P.

                                       By Ferrellgas, Inc., its general Partner


Date: April 22, 2004                   By  /s/ Kevin T. Kelly
                                           -------------------------------------
                                           Kevin T. Kelly
                                           Senior Vice President and
                                           Chief Financial Officer



                                       FERRELLGAS FINANCE CORP.


Date: April 22, 2004                   By  /s/ Kevin T. Kelly
                                           -------------------------------------
                                           Kevin T. Kelly
                                           Senior Vice President and
                                           Chief Financial Officer

INDEX TO EXHIBITS
-----------------

   Exhibit No.                       Description of Exhibit
   -----------                       ----------------------
       3.1 Third Amended and Restated Agreement of Limited Partnership of Ferrellgas, L.P., dated as of April 7, 2004.

       4.1 Indenture, dated as of April 20, 2004, with form of Note attached, among Ferrellgas Escrow LLC, Ferrellgas Finance Escrow Corporation, Ferrellgas, L.P., Ferrellgas Finance Corp. and U.S. Bank National Association, as trustee, relating to the 6-3/4% Senior Notes due 2014.

       4.2 Registration Rights Agreement, dated as of April 20, 2004, among Ferrellgas Escrow LLC, Ferrellgas Finance Escrow Corporation, Ferrellgas, L.P., Ferrellgas Finance Corp., Credit Suisse First Boston LLC, Banc of America Securities LLC, ABN AMRO Incorporated, Banc One Capital Markets, Inc., BNP Paribas Securities Corp., Piper Jaffray & Co., SG Cowen Securities Corporation and Wells Fargo Securities, LLC, relating to the 6-3/4% Senior Notes due 2014.

      23.1 Consent of Ernst & Young LLP dated April 20, 2004, independent auditors for the certain use of its report dated September 16, 2003, except for the last paragraph of Note 2 as to which the date is October 8, 2003, with respect to the consolidated financial statements of Blue Rhino Corporation for the year ended July 31, 2003, appearing in Exhibit 99.3 to this Current Report.

      99.1 Press Release of Ferrellgas Partners, L.P. and Ferrellgas, L.P. dated April 20, 2004, announcing the consummation by Ferrellgas Escrow LLC and Ferrellgas Finance Escrow Corp. of a private placement of $250 million of 6-3/4% senior notes due 2014.

      99.2 Press Release of Ferrellgas Partners, L.P. dated April 20, 2004, announcing the merger of Blue Rhino Corporation with a subsidiary of Ferrell Companies, Inc.

      99.3 Audited consolidated balance sheets of Blue Rhino Corporation and subsidiaries as of July 31, 2003, and 2002 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years then ended and related footnotes together with the Report of Independent Accountants of Ernst & Young LLP with respect thereto.

      99.4 Pro forma condensed combined financial statements of Ferrellgas Partners, L.P. and Blue Rhino Corporation as of January 31, 2004, for the six months ended January 31, 2004 and for the fiscal year ended July 31, 2003.

      99.5 Pro forma condensed combined financial statements of Ferrellgas, L.P. and Blue Rhino Corporation as of January 31, 2004, for the six months ended January 31, 2004 and for the fiscal year ended July 31, 2003.

      99.6 Employment Agreement of Billy D. Prim dated February 8, 2004 among Ferrellgas, Inc., Ferrell Companies, Inc. and Billy D. Prim.